UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2010

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in our Current Report on Form 8-K filed on July 23, 2010, we entered into a $25,000,000 secured revolving line of credit with Bank of America, N.A., or the Bank of America Line of Credit, on July 19, 2010, whereby we initially secured the Bank of America Line of Credit with two of our previously acquired property acquisitions, Lacombe Medical Office Building and Parkway Medical Center, located in Lacombe, Louisiana and Beachwood, Ohio, respectively.

On September 15, 2010, we, through G&E HC REIT II St. Vincent Cleveland MOB, LLC and G&E HC REIT II Livingston MOB, LLC, our wholly owned subsidiaries, further secured the Bank of America Line of Credit by executing two separate deeds of trust, on each of our St. Vincent Medical Office Building and Livingston Medical Office Building properties, located in Cleveland, Ohio and Livingston, Texas, respectively, or the Livingston MOB property and the St. Vincent MOB property, respectively, for the benefit of Bank of America, N.A. As previously disclosed in our Current Report on Form 8-K filed on June 29, 2010, we acquired the St. Vincent MOB and Livingston MOB properties on June 25, 2010 and June 28, 2010, respectively. We also entered into two separate collateral assignments of management contracts, a joinder agreement to the original promissory note, and a joinder agreement to the original credit agreement and other loan documents, including the environmental indemnity agreement and pledge agreement, in connection with further securing the Bank of America Line of Credit. As a result, the Livingston MOB and the St. Vincent MOB properties have been added to the collateral pool of properties securing the Bank of America Line of Credit, which are collectively referred to as the borrowing base properties. In the event of default Bank of America, N.A. has the right to terminate its obligations under the Bank of America Line of Credit loan documents, including the funding of future loans and to accelerate the payment on any unpaid principal amount of all outstanding loans and interest thereon and may seek foreclosure on the borrowing base properties or any other properties that are added to the collateral pool.

As a result of adding the St Vincent and Livingston MOB properties as additional borrowing base properties to the collateral pool securing the Bank of America Line of Credit, our borrowing capacity under the Bank of America Line of Credit increased from $8,950,000 to $17,150,000, or an increase of $8,200,000.

The material terms of the deeds of trust, the collateral assignments of management contracts, the joinder to promissory note and the joinder to credit agreement and other loan documents are qualified in their entirety by the agreements attached hereto as Exhibits 10.1 through 10.6, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement by G&E HC REIT II Livingston MOB, LLC in favor of Bank of America, N.A., dated September 15, 2010

10.2 Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II St. Vincent Cleveland MOB, LLC in favor of Bank of America, N.A., dated September 15, 2010

10.3 Collateral Assignment of Management Contract between G&E HC REIT II Livingston MOB, LLC, Grubb & Ellis Equity Advisors, Property Management, Inc., Promed Management Services, Inc. and Bank of America, N.A., dated September 15, 2010

10.4 Collateral Assignment of Management Contract between G&E HC REIT II St. Vincent Cleveland MOB, LLC, Grubb & Ellis Equity Advisors, Property Management, Inc. and Bank of America, N.A., dated September 15, 2010

10.5 Joinder to Promissory Note between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC and Bank of America, N.A., dated September 15, 2010

10.6 Joinder to Credit Agreement and Other Loan Documents between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC and Bank of America, N.A., dated September 15, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

September 20, 2010	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement by G&E HC REIT II Livingston MOB, LLC in favor of Bank of America, N.A., dated September 15, 2010
10.2	Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II St. Vincent Cleveland MOB, LLC in favor of Bank of America, N.A., dated September 15, 2010
10.3	Collateral Assignment of Management Contract between G&E HC REIT II Livingston MOB, LLC, Grubb & Ellis Equity Advisors, Property Management, Inc., Promed Management Services, Inc. and Bank of America, N.A., dated September 15, 2010
10.4	Collateral Assignment of Management Contract between G&E HC REIT II St. Vincent Cleveland MOB, LLC, Grubb & Ellis Equity Advisors, Property Management, Inc. and Bank of America, N.A., dated September 15, 2010
10.5	Joinder to Promissory Note between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC and Bank of America, N.A., dated September 15, 2010
10.6	Joinder to Credit Agreement and Other Loan Documents between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC and Bank of America, N.A., dated September 15, 2010